Exhibit 10.5

Certain identified information marked with [***] has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential.

AMENDMENT # 8 TO EXCLUSIVE LICENSE AGREEMENT

BETWEEN IONQ, INC., DUKE UNIVERSITY AND UNIVERSITIY OF MARYLAND

This Amendment #8 to the Exclusive License Agreement entered into by and between Duke University, a nonprofit educational and research institution organized under the laws of North Carolina ("DUKE") and IonQ, Inc. (“Licensee”) is effective as of the date of last signature below.

Background: UMD and Licensee executed an Exclusive License Agreement dated effective July 19, 2016 and amended September 22, 2017, October 4, 2018, April 27, 2021, September 10, 2021, January 23, 2023 and February 2, 2024 (collectively “Exclusive License Agreement”). In connection with the Exclusive License Agreement, DUKE and Licensee executed an Exclusive Option Agreement, effective July 15, 2016, which was amended on December 18, 2020 and on March 19, 2021 (“Option Agreement”). Under the terms and conditions of the Option Agreement, DUKE granted Licensee, and Licensee accepted, an exclusive option during the Option Period (as defined in the Option Agreement) to obtain a worldwide exclusive license, with the right to sublicense, under the Exclusive License Agreement to DUKE’s rights in Option IP (the "Option"). DUKE has disclosed certain Option IP to Licensee and Licensee elects to exercise its Option to license such Option IP by executing this Amendment #8 to the Exclusive License Agreement. To that end, DUKE and Licensee hereby agree that the Exclusive License Agreement is amended as follows:

1.
The definition of Licensed Inventions in Section 1.09 is modified to add at the end of the definition: “and [***] and the related detailed description:
•
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2.
Appendix A to the Exclusive License Agreement shall be replaced with the attached Appendix A.

3.
All other terms and conditions of the Exclusive License Agreement shall apply to the Option Intellectual Property (as that term is defined in the Option Agreement) optioned by Licensee pursuant to the Option Agreement and identified in this Amendment as if such intellectual property had been included in the scope of the Exclusive License Agreement as of its Effective Date.

4.
Except for the amendments set forth herein, all other terms and conditions of the Exclusive License Agreement remain in full force and effect.

ACCEPTED AND AGREED TO

DUKE UNIVERSITY IONQ, INC.

BY /s/ Robin L. Rasor BY /s/ Francisco Castro

NAME: Robin L. Rasor NAME: Francisco Castro, Ph.D.

Title: Associate Vice President Title: Associate General Counsel,

Office for Translation & Commercialization Intellectual Property

DATE: 17 March 2025 DATE: 17 March 2025

APPENDIX A – Duke Patents and IP

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